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                                                                 Exhibit 10.(u)

          GENERAL INDENTURE
          OF
          CONVEYANCE, ASSIGNMENT AND TRANSFER

          This General Indenture of Conveyance, Assignment and Transfer, dated as of June 3, 1996, from Magnavision Corporation, a New Jersey corporation (hereinafter called the "Grantor") to Magnavision Wireless Cable, Inc., a Delaware corporation (hereinafter called the "Grantee"), is being executed and delivered pursuant to Section 8.7 of the Securities Purchase Agreement dated as of August 25, 1995, as amended by Amendment No. 1 to Securities Purchase Agreement dated as of the date hereof (the "Securities Purchase Agreement"), among Magnavision Corporation, a Delaware corporation, Grantor, Grantee and IBJS Capital Corporation, a Delaware corporation ("IBJSCC"), IBJ Schroder Bank & Trust Company, a Delaware corporation ("IBJ"), and KOCO Capital Company, L.P., a Delaware limited partnership ("KOCO" and together with IBJSCC and IBJ collectively, the "Investors").

          W I T N E S S E T H:

           1. pursuant to the Securities Purchase Agreement the Grantor and its affiliates have obtained long term financing from the Investors and the Grantor has agreed to organize a wholly-owned subsidiary for the purpose of receiving all of the Grantor's right, title and interest in, to, and under the license listed on the attached Schedule "A" (the "License"); and

           2. the Grantor has organized Grantee as a wholly-owned subsidiary for the purpose of receiving all of such rights; and

            3. as part of the foregoing transaction, the Grantor has agreed to pledge all of the issued and outstanding shares of capital stock of the Grantee to IBJSCC, as collateral agent for the Investors.

               NOW, THEREFORE, pursuant to and in accordance with the foregoing, the Grantor, for available consideration to it in hand paid by the Grantee, the receipt, adequacy and sufficiency of which are hereby acknowledged and in satisfaction of Section 8.7 of the Securities Purchase Agreement, has granted, bargained, contributed, assigned, transferred, set over, confirmed and delivered, and by these presents does hereby grant, bargain, contribute, assign, transfer, set over, confirm and deliver unto the Grantee, and unto its successors and assigns forever, all and singular, all of the Grantor's right, title and interest in, to and under the following properties, assets and rights (the "Assigned Assets"): (i) the License, (ii) all of the equipment (as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New Jersey) of the Grantor used in connection with the performance of its obligations pursuant to the License (the "Equipment"), (iii) the


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          use of the name "Magnavision" as the same does and did exist as of the date hereof (the "Name") and (iv) all accounts receivables, leases, licenses, permits, approvals, authorizations and other properties, assets and rights of every name and description, real, personal and mixed, wheresoever situated, owned by the Grantor or to which it may be entitled, all associated with the business and assets arising out of or derived from the License, the Equipment and the Name being transferred; provided, however, that anything herein contained to the contrary notwithstanding, the Grantor does hereby retain unto itself all rights of the Grantor, except as heretofore waived, granted or consented to the use thereof, of and to the corporate and trade name "Magnavision", all accounts receivables due to the Grantor from, arising out of or derived from the License as of the date hereof and all cash in hand and in certain banks and other accounts and all of the Grantor's interest in any amounts which may be received as the result of litigations brought by the Grantor as plaintiff.
          To have and to hold all and singular the said entire Assigned Assets hereby transferred, assigned or conveyed or intended to be transferred, assigned and conveyed unto the Grantee, its successors and assigns, forever.
          Grantor hereby constitutes Grantee its agent and attorney to receive, collect, enforce and sue for any of the Assigned Assets hereby granted or assigned in its name or in the name of Grantee as the legal attorney of Grantor for the sole benefit of Grantee. Grantor covenants and agrees that in the event that either (i) any of the Assigned Assets covered in this General Indenture of Conveyance, Assignment and Transfer cannot be transferred or assigned by it without the consent of or notice to a third party and in respect of which any necessary consent or notice has not as of the date of delivery of this General Indenture of Conveyance, Assignment and Transfer been given or obtained or
          (ii) any such Assigned Assets are non-assignable in their nature and will not pass by this General Indenture of Conveyance, Assignment and Transfer, the beneficial interest in and to the same will in any event pass to Grantee; and Grantor further covenants and agrees (a) to hold, and hereby declares that it holds such Assigned Assets in trust for, and for the benefit of, Grantee, (b) to use all reasonable means to obtain and to secure such consent and give such notice as may be required to effect a valid transfer or transfers of such Assigned Assets and (c) to make or complete such transfer or transfers as soon as reasonably possible.
          In connection with the execution and delivery of this General Indenture of Conveyance Assignment and Transfer, the Grantor hereby covenants and agrees to and with the Grantee, its successors and assigns, to execute and procure and deliver to the Grantee, so long as the Grantor is authorized by applicable law to do so, all instruments of conveyance, assignment or transfer


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          and all such notices, releases, acquittances and other documents and to do or cause to be done all such other acts and things, as may be necessary more fully to convey and assign to and vest in the Grantee all and singular the Assigned Assets hereby conveyed, assigned and transferred or intended so to be. Nothing herein contained shall be deemed to modify, limit or restrict the interests and rights conveyed and assigned to the Grantee by any such specific conveyances and assignments.
          The Grantor hereby binds itself to warrant and forever defend all and singular the said premises unto the Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under the Grantor and not otherwise. This General Indenture of Conveyance, Assignment and Transfer is made with full substitution and subrogation of the Grantee in and to all covenants and warranties by other heretofore given or made in respect of the said Assigned Assets or any part thereof.
          All the terms, and provisions of this General Indenture of Conveyance, Assignment and Transfer shall be binding upon Grantor and its successors and assigns and will inure to the benefit of Grantee and its successors and assigns and shall be construed under and governed by the laws of the State of New York.
          This General Indenture of Conveyance, Assignment and Transfer may be executed in any number of counterparts and all such counterparts executed and delivered, each to be considered as an original, shall constitute and have the same force and effect as one and the same instrument.


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                    IN WITNESS WHEREOF, the Grantor has caused this General
          Indenture of Conveyance, Assignment and Transfer to be duly executed on the date as hereinabove set forth.

                                             MAGNAVISION CORPORATION, a
                                             New Jersey Corporation



                                             By:
                                                Nicholas Mastrorilli, Sr.,
                                                President



          [Corporate Seal]

          Attest:



          ______________________
          Secretary


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                                     SCHEDULE A
                                       LICENSE


                    The License Agreement, dated August 20, 1990, as amended on January 6, 1994, pursuant to the First Agreement of Amendment to License Agreement, between the Grantor and the Department of Education, Archdiocese of New York and any and all amendments, modifications, supplements and appendices thereto.


                                 [DRAFT 6/2/96]


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